UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21629

SPECIAL VALUE EXPANSION FUND, LLC
(Exact Name of Registrant as Specified in Charter)

2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Address of Principal Executive Offices) (Zip Code)

ELIZABETH GREENWOOD, SECRETARY
SPECIAL VALUE EXPANSION FUND, LLC
2951 28TH STREET, SUITE 1000
SANTA MONICA, CALIFORNIA  90405
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (310) 566-1000

Copies to:
RICHARD T. PRINS, ESQ.
SKADDEN, ARPS, SLATE, MEAGHER & FLOM LLP
FOUR TIMES SQUARE
NEW YORK, NEW YORK 10036

Date of fiscal year end: SEPTEMBER 30, 2010

Date of reporting period: MARCH 31, 2010

ITEM 1.          REPORTS TO STOCKHOLDERS

Semi-Annual Shareholder Report

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)
March 31, 2010

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Semi-Annual Shareholder Report

March 31, 2010

Special Value Expansion Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov.  The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000.  Collect calls for this purpose are accepted.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

March 31, 2010

Percent of Cash
Industry	and Investments

Wired Telecommunications Carriers	16.4%
Communications Equipment Manufacturing	16.0%
Activities Related to Credit Intermediation	9.4%
Plastics Product Manufacturing	7.7%
Other Electrical Equipment and Component Manufacturing	7.6%
Data Processing, Hosting, and Related Services	6.9%
Semiconductor and Other Electronic Component Manufacturing	4.9%
Radio and Television Broadcasting	3.1%
Gambling Industries	2.1%
Other Amusement and Recreation Industries	2.0%
Alumina and Aluminum Production and Processing	1.9%
Offices of Real Estate Agents and Brokers	1.9%
Industrial Machinery Manufacturing	1.5%
Basic Chemical Manufacturing	1.4%
Wireless Telecommunications Carriers (except Satellite)	1.1%
Management, Scientific, and Technical Consulting Services	0.9%
Full-Service Restaurants	0.8%
Computer and Peripheral Equipment Manufacturing	0.7%
Other Professional, Scientific, and Technical Services	0.6%
Non-Depository Credit Intermediation	0.6%
Securities and Commodity Contracts Intermediation and Brokerage	0.4%
Depository Credit Intermediation	0.4%
Electric Power Generation, Transmission and Distribution	0.2%
Home Furnishings Stores	0.0%
Cash and Cash Equivalents	11.5%

Total	100.0%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

March 31, 2010

Assets
Investments, at fair value:
Unaffiliated issuers (cost $240,651,302)	$194,479,862
Affiliates (cost $98,010,106)	119,210,569
Controlled companies (cost $24,070,856)	6,737,497
Total investments (cost $362,732,264)	320,427,928

Cash and cash equivalents	41,531,577
Accrued interest income:
Unaffiliated issuers	6,107,560
Affiliates	54,632
Controlled companies	4,405
Receivable for investments sold	1,551,017
Dividend receivable from affiliated issuer	1,220,321
Other receivables	159,816
Unrealized appreciation on swaps	7,447
Prepaid expenses and other assets	14,955
Total assets	371,079,658

Liabilities
Credit facility payable, at fair value (cost $69,000,000)	69,579,576
Payable for investments purchased	3,111,253
Distributions payable	1,800,000
Interest payable	1,668,128
Management and advisory fees payable	233,825
Payable to affiliate	108,655
Accrued expenses and other liabilities	679,364
Total liabilities	77,180,801

Preferred stock
Series A and B, $50,000/share liquidation preference; unlimited shares authorized,
953 shares issued and outstanding	47,650,000
Accumulated dividends on Series A and B preferred shares	43,499
Series S, $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	-
Series Z, $500/share liquidation preference; 500 shares authorized, 312 shares
issued and outstanding	156,000
Accumulated dividends on Series Z preferred shares	3,077
Total preferred stock	47,852,576

Net assets applicable to common shareholders	$246,046,281

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value; unlimited shares authorized; 546,750.239
shares issued and outstanding	$547
Paid-in capital in excess of par	324,408,964
Accumulated net investment income	2,151,353
Accumulated net realized loss	(37,658,991)
Accumulated net unrealized depreciation	(42,809,016)
Accumulated dividends to preferred shareholders	(46,576)
Net assets applicable to common shareholders	$246,046,281

Common stock, NAV per share	$450.02

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (49.23%)
Bank Debt (30.83%) (1)
Alumina and Aluminum Production and Processing (1.61%)
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13 (2), (8)	$104,562	$93,270	0.02%
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13 (2), (8)	$546,304	372,033	0.10%
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (8)	$24,451,678	5,379,369	1.49%
Total Alumina and Aluminum Production and Processing		5,844,672

Basic Chemical Manufacturing (0.01%)
Hawkeye Renewables, LLC, 2nd Lien Term Loan, Prime + 6.25%, due 6/30/13 (3)	$1,186,944	23,739	0.01%

Communications Equipment Manufacturing (6.95%)
Dialogic Corporation, Bridge Term Loan, 20%, due 3/31/11	$86,236	86,322	0.02%
Dialogic Corporation, Senior Secured Notes, 15% Cash + 2% PIK, due 9/30/10	$1,420,333	1,417,492	0.39%
Dialogic Corporation, Senior Secured Notes, LIBOR + 10% Cash + 2% PIK, due 9/30/10	$10,651,402	10,640,750	2.94%
Mitel Networks Corporation, 1st Lien Term Loan, LIBOR + 3.25%, due 8/10/14	$14,288,290	13,034,492	3.60%
Total Communications Equipment Manufacturing		25,179,056

Computer and Peripheral Equipment Manufacturing (0.67%)
Palm, Inc., Tranche B Term Loan, LIBOR + 3.5%, due 4/24/14	$838,286	684,600	0.19%
Targus Group, 1st Lien Term Loan, LIBOR + 5.75% Cash + 3.5% PIK, due 11/22/12	$2,162,692	1,721,141	0.48%
Total Computer and Peripheral Equipment Manufacturing		2,405,741

Electric Power Generation, Transmission, and Distribution (0.03%)
La Paloma Generating Company, Residual Bank Debt (3)	$13,943,926	109,407	0.03%

Management, Scientific, and Technical Consulting Services (0.87%)
Booz Allen Hamilton Inc., Mezzanine Loan, 13%, due 7/31/16	$3,082,566	3,151,924	0.87%

Offices of Real Estate Agents and Brokers (1.13%)
Realogy Corporation, 2nd Lien Term Loan A, 13.5%, due 10/15/17	$5,301,205	5,844,578	1.61%
Realogy Corporation, Revolver, LIBOR + 2.25%, due 4/10/13	$12,228,916	(1,727,334)	(0.48)%
Total Offices of Real Estate Agents and Brokers		4,117,244

Other Amusement and Recreation Industries (1.97%)
Intrawest ULC, 1st Lien Term Loan A, Prime + 10.5% Cash + 2% PIK, due 12/23/09 - (Canada)	$7,128,145	7,137,056	1.97%

Plastics Product Manufacturing (3.35%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 5/31/10 (2)	$8,835,347	8,791,170	2.43%
WinCup Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10 (2)	$3,294,035	3,343,446	0.92%
Total Plastics Product Manufacturing		12,134,616

Radio and Television Broadcasting (2.99%)
Broadcast Facilities, Inc., 1st Lien Revolver, 13%, due 12/31/14	$1,347,656	575,000	0.16%
Broadcast Facilities, Inc., 1st Lien Term Loan, 13%, due 12/31/14	$10,152,344	10,228,486	2.83%
Total Radio and Television Broadcasting		10,803,486

Semiconductor and Other Electronic Component Manufacturing (4.72%)
Isola USA Corporation, Revolver, Prime + 9%, due 12/18/12	$1,858,279	1,625,994	0.45%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Semiconductor and Other Electronic Component Manufacturing (continued)
Isola USA Corporation, 1st Lien Term Loan, Prime + 9.75%, due 12/18/12	$5,394,607	$4,855,146	1.34%
Isola USA Corporation, 2nd Lien Term Loan, Prime + 14.5%, due 12/18/13	$15,133,531	10,593,472	2.93%
Total Semiconductor and Other Electronic Component Manufacturing		17,074,612

Wired Telecommunications Carriers (6.53%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan,
EURIBOR + 2.75%, due 8/9/15 - (Netherlands) (4)	€30,922	32,036	0.01%
Hawaiian Telcom Communications, Inc., Revolver, Prime + 1.25%, due 4/30/12	$2,849,116	2,364,766	0.65%
Integra Telecom, Inc., 1st Lien Term Loan, LIBOR + 8.75%, due 8/31/13	$584,982	587,907	0.16%
Interstate Fibernet, Inc., 1st Lien Term Loan, LIBOR + 4%, due 7/31/13	$10,270,423	10,270,423	2.84%
Interstate Fibernet, Inc., 2nd Lien Term Loan, LIBOR + 7.5%, due 7/31/14	$8,892,017	8,892,017	2.46%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan,
EURIBOR + 3.5%, due 8/9/16 - (Netherlands) (4)	€275,901	271,791	0.08%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan,
EURIBOR + 5.5%, due 2/16/17 - (Netherlands) (4)	€1,113,961	1,185,909	0.33%
Total Wired Telecommunications Carriers		23,604,849

Total Bank Debt (Cost $131,686,080)		111,586,402

Other Corporate Debt Securities (18.40%)
Basic Chemical Manufacturing (1.37%)
Kronos International, Inc., Senior Secured Notes, 6.5%, due 4/15/13 (4)	€4,328,000	4,959,096	1.37%

Data Processing, Hosting, and Related Services (6.30%)
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15 (5)	$12,934,000	12,222,630	3.38%
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17 (5)	$9,485,000	10,581,276	2.92%
Total Data Processing, Hosting, and Related Services		22,803,906

Full-Service Restaurants (0.81%)
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15 (5)	$2,739,000	2,958,120	0.81%

Gambling Industries (2.13%)
Harrah's Operating Company Inc., Senior Secured Notes, 10%, due 12/15/18	$8,673,000	7,220,273	1.99%
Harrah's Operating Company Inc., Senior Secured Notes, 11.25%, due 6/1/17	$464,000	503,440	0.14%
Total Gambling Industries		7,723,713

Home Furnishings Stores (0.04%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (3)	$2,782,000	137,097	0.04%

Industrial Machinery Manufacturing (1.41%)
GSI Group Corporation, Senior Notes, 11%, due 8/20/13 (3), (5)	$5,632,000	5,096,960	1.41%

Non-Depository Credit Intermediation (0.57%)
General Electric Capital Corporation, FDIC-Guaranteed Notes, 1.8%, due 3/11/11	$500,000	505,660	0.14%
General Electric Capital Corporation, FDIC-Guaranteed Notes, 3.0%, due 12/9/11	$1,500,000	1,545,060	0.43%
Total Non-Depository Credit Intermediation		2,050,720

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Offices of Real Estate Agents and Brokers (0.72%)
Realogy Corporation, Senior Subordinated Notes, 12.375%, due 4/15/15	$3,556,000	$2,604,770	0.72%

Other Amusement and Recreation Industries (0.06%)
Bally Total Fitness Holdings, Inc., Senior Subordinated Notes,
14% Cash or 15.625% PIK, due 10/1/13 (3), (5)	$15,018,916	219,877	0.06%

Other Professional, Scientific, and Technical Services (0.57%)
MSX International, Inc., Senior Secured 2nd Lien Notes,
12.5%, due 4/1/12 (144A) - (UK/France/Germany) (5)	$2,623,000	2,051,002	0.57%

Plastics Product Manufacturing (0.08%)
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09 (3), (5)	$6,973,000	296,701	0.08%

Securities and Commodity Contracts Intermediation and Brokerage (0.42%)
Goldman Sachs Group, Inc., FDIC-Guaranteed Notes, 1.7%, due 3/15/11	$500,000	503,950	0.14%
JP Morgan Chase & Company, FDIC-Guaranteed Notes, 1.65%, due 2/23/11	$1,000,000	1,006,770	0.28%
Total Securities and Commodity Contracts Intermediation and Brokerage		1,510,720

Wired Telecommunications Carriers (2.83%)
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK,
due 8/16/17 - (Netherlands) (4), (5)	€12,308,292	10,251,472	2.83%

Wireless Telecommunications Carriers (except Satellite) (1.09%)
Clearwire Communications, LLC, Senior Secured Notes, 12%, due 12/1/15 (5)	$3,856,000	3,945,806	1.09%

Total Other Corporate Debt Securities (Cost $95,795,115)		66,609,960

Total Debt Investments (Cost $227,481,195)		178,196,362

Equity Securities (39.30%)
Activities Related to Credit Intermediation (9.44%)
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (5), (6)	22,255,193	31,964,534	8.83%
Online Resources Corporation, Common Stock (2), (3), (6)	549,555	2,214,707	0.61%
Total Activities Related to Credit Intermediation		34,179,241

Alumina and Aluminum Production and Processing (0.25%)
Revere Holdings Inc., Class A Common Stock (2), (3), (5), (8)	910	-	-
Revere Holdings Inc., Class B Common Stock (2), (3), (5), (8)	2,060	-	-
Revere Leasing LLC, Class A Units (2), (3), (5), (8)	910	273,394	0.08%
Revere Leasing LLC, Class B Units (2), (3), (5), (8)	2,060	619,431	0.17%
Total Alumina and Aluminum Production and Processing		892,825

Communications Equipment Manufacturing (9.04%)
Dialogic Corporation, Class A Convertible Preferred Stock - (Canada) (3), (5)	3,037,033	2,888,218	0.80%
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares - (Luxembourg) (2), (3), (4), (5), (6)	116,474	13,815,278	3.82%
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates - (Luxembourg) (2), (4), (5), (6)	11,530,912	15,991,842	4.42%
Total Communications Equipment Manufacturing		32,695,338

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal Amount	Fair	Cash and
Investment	or Shares	Value	Investments
Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.57%)
GXS Holdings, Inc., Common Stock (3), (5)	708,885	$-	-
GXS Holdings, Inc., Series A Preferred Stock (3), (5)	28,355	2,058,310	0.57%
Total Data Processing, Hosting, and Related Services		2,058,310

Depository Credit Intermediation (0.40%)
Doral Holdings, LP Interest (3), (5)	319,060	1,447,771	0.40%

Electric Power Generation, Transmission and Distribution (0.20%)
Mach Gen, LLC, Common Units (3), (5)	9,740	730,500	0.20%

Industrial Machinery Manufacturing (0.05%)
GSI Group, Inc., Common Stock (3), (5)	157,119	168,903	0.05%

Other Electrical Equipment and Component Manufacturing (7.64%)
EaglePicher Holdings, Inc., Common Stock (2), (5), (6), (7)	854,400	27,652,229	7.64%

Plastics Product Manufacturing (4.26%)
WinCup, Inc., Common Stock (2), (3), (5), (6)	31,020,365	15,437,363	4.26%

Radio and Television Broadcasting (0.15%)
Broadcast Facilities, Inc., Common Stock (5)	105,698	539,060	0.15%

Semiconductor and Other Electronic Component Manufacturing (0.23%)
TPG Hattrick Holdco, LLC, Common Units (3), (5)	969,092	830,861	0.23%

Wired Telecommunications Carriers (7.07%)
Integra Telecom, Inc., Common Stock (3), (5)	4,777,651	25,271,778	6.98%
Integra Telecom, Inc., Warrants (3), (5)	1,300,529	161,470	0.04%
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (3), (4), (5)	1,779,000	165,917	0.05%
Total Wired Telecommunications Carriers		25,599,165

Total Equity Securities (Cost $135,251,069)		142,231,566

Total Investments (Cost $362,732,264) (9)		320,427,928

Cash and Cash Equivalents (11.47%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.02%,
Collateralized by Freddie Mac Discount Note	$6,076,168	6,076,168	1.68%
General Electric Capital Corporation, Commercial Paper, 0.03%, due 4/1/10	$16,000,000	16,000,000	4.42%
American Express Credit Corporation, Commercial Paper, 0.08%, due 4/9/10	$16,000,000	15,999,716	4.42%
Chevron Funding Corporation, Commercial Paper, 0.14%, due 4/15/10	$2,000,000	1,999,891	0.55%
Cash Denominated in Foreign Currencies (Cost $454,780)	€361,137	487,896	0.13%
Cash Held on Account at Various Institutions	$967,906	967,906	0.27%
Total Cash and Cash Equivalents		41,531,577

Total Cash and Investments		$361,959,505	100.00%

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

March 31, 2010

Notes to Statement of Investments

(1)
Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933.  Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Affiliated issuer - as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer).

(3)	Non-income producing security.

(4)	Principal amount denominated in euros. Amortized cost and fair value converted from euros to U.S. dollars.

(5)	Restricted security.

(6)	Investment is not a controlling position.

(7)	The Company's advisor may demand registration at any time more than 180 days following the first initial public offering of common equity by the issuer.

(8)	Issuer is a controlled company.

(9)	Includes investments with an aggregate fair value of $16,085,353 that have been segregated to collateralize certain unfunded commitments.

Aggregate purchases and aggregate sales of investments, other than Government securities, totaled $34,785,434 and $71,610,027, respectively.
Aggregate purchases include investment assets received as payment in kind.  Aggregate sales include principal paydowns on debt investments.

The total value of restricted securities and bank debt as of March 31, 2010 was $299,227,105 or 82.67% of total cash and investments of the Company.

Swaps at March 31, 2010 were as follows:

Instrument	Notional Amount	Fair Value

Euro/US Dollar Cross Currency Basis Swap, Pay Euros / Receive USD, Expires 5/17/12	$6,560,548	$7,447

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Six Months Ended March 31, 2010

Investment income
Interest income:
Unaffiliated issuers	$9,202,089
Affiliates	775,327
Controlled companies	633,451
Dividend income from affiliates	1,207,649
Other income:
Unaffiliated issuers	88,126
Affiliates	1,214
Total investment income	11,907,856

Operating expenses
Management and advisory fees	1,402,950
Interest expense	682,370
Credit enhancement fees	649,943
Commitment fees	225,512
Legal fees, professional fees and due diligence expenses	96,079
Director fees	90,500
Insurance expense	56,680
Custody fees	50,000
Other operating expenses	251,605
Total expenses	3,505,639

Net investment income	8,402,217

Net realized and unrealized gain (loss)
Net realized loss from investments in unaffiliated issuers	(13,511,321)

Net change in unrealized appreciation/depreciation on:
Investments and foreign currency	34,336,763
Credit facility	(2,642,045)
Net change in unrealized appreciation/depreciation	31,694,718

Net realized and unrealized gain	18,183,397

Distributions to preferred shareholders	(842,764)
Net change in reserve for distributions to preferred shareholders	56,972

Net increase in net assets applicable to common shareholders resulting from operations	$25,799,822

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Six Months Ended
	March 31,	Year Ended
	2010	September 30,
	(Unaudited)	2009

Total common shareholder committed capital	$300,000,000	$300,000,000

Net assets applicable to common shareholders, end of prior period	$233,046,459	$232,808,517
Adjustment for change in accounting principle - credit facility fair valuation (Note 5)	-	15,382,845
Net assets applicable to common shareholders, beginning of period, adjusted	233,046,459	248,191,362

Net investment income	8,402,217	17,532,090
Net realized loss	(13,511,321)	(10,783,201)
Net change in unrealized appreciation/depreciation	31,694,718	(38,872,405)
Gain on retirement of Series A and B preferred shares	-	29,054,250
Distributions to preferred shareholders from:
Net investment income	(842,764)	(1,843,337)
Net realized gains	-	(401,819)
Net change in reserve for distributions to preferred shareholders	56,972	169,519
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	25,799,822	(5,144,903)

Distributions to common shareholders from:
Net investment income	(12,800,000)	(8,926,171)
Net realized gains	-	(1,073,829)
Total distributions to common shareholders	(12,800,000)	(10,000,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $2,151,353 and $7,391,900, respectively)	$246,046,281	$233,046,459

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Six Months Ended March 31, 2010

Operating activities
Net increase in net assets applicable to common shareholders resulting from operations	$25,799,822
Adjustments to reconcile net increase in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized loss	13,511,321
Net change in unrealized appreciation/depreciation	(31,701,379)
Distributions paid to preferred shareholders	842,764
Net change in reserve for distributions to preferred shareholders	(56,972)
Accretion of original issue discount	(85,404)
Net amortization of market discount/premium	(1,545,504)
Income from paid in-kind capitalization	(2,050,409)
Changes in assets and liabilities:
Purchases of investments	(32,735,025)
Proceeds from sales, maturities and paydowns of investments	71,610,027
Increase in accrued interest income - unaffiliated issuers	(2,485,315)
Increase in accrued interest income - affiliates	(7,969)
Decrease in accrued interest income - controlled companies	796
Increase in receivable for investments sold	(1,213,667)
Increase in other receivables	(296)
Increase in dividend receivable from affiliated issuer	(1,207,649)
Decrease in prepaid expenses and other assets	56,455
Decrease in payable for investments purchased	(4,544,195)
Increase in interest payable	468,792
Increase in payable to affiliate	58,325
Increase in accrued expenses and other liabilities	81,973
Net cash provided by operating activities	34,796,491

Financing activities
Proceeds from draws on credit facility	73,000,000
Principal repayments on credit facility	(124,000,000)
Distributions paid to common shareholders	(15,000,000)
Distributions paid to preferred shareholders	(842,764)
Net cash used in financing activities	(66,842,764)

Net decrease in cash and cash equivalents	(32,046,273)
Cash and cash equivalents at beginning of period	73,577,850
Cash and cash equivalents at end of period	$41,531,577

Supplemental cash flow information
Interest payments	$213,578
Tax payments	19,229

See accompanying notes.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

March 31, 2010

1.  Organization and Nature of Operations

Special Value Expansion Fund, LLC (the “Company”), a Delaware Limited Liability Company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”).  The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes.  The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on August 12, 2004.  Investment operations commenced and initial funding was received on September 1, 2004.  The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.  GMAM Investment Funds Trust II (“GMAM”) owns 99.5% of the Company’s common shares.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. The Company, TCP and their members and affiliates may be considered related parties.

Company management consists of the Investment Manager and the Board of Directors.  The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company.  The Board of Directors consists of three persons, two of whom are independent.  If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the Company’s Directors.  The remaining Director of the Company will be subject to election by holders of common shares and preferred shares voting together as a single class.

Company Structure

As of March 31, 2010, total maximum capitalization of the Company was approximately $467.8 million, consisting of $300 million of committed common equity, approximately $47.7 million of Series A and B preferred shares (“APS”), $120 million under a senior secured revolving credit facility (the “Senior Facility”), $156,000 of Series Z Preferred Stock and $1,000 of Series S Preferred Stock (see Note 7).  The contributed investor capital, APS and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company.  Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

1.  Organization and Nature of Operations (continued)

Credit enhancement with respect to the APS and Senior Facility is provided by a monoline insurer (the “Insurer”) through surety policies issued pursuant to an insurance and indemnity agreement between the Company and the Insurer.  Under the surety policies, the Insurer will guarantee payment of the liquidation preference and unpaid dividends on the APS and amounts drawn under the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved at September 1, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.  However, the Company’s operating agreement prohibits the liquidation of the Company prior to September 1, 2014 if the APS are not redeemed in full prior to such liquidation.

Series A and B Preferred Capital

At March 31, 2010, the Company had 953 shares of APS issued and outstanding with a liquidation preference of $50,000 per share (plus an amount equal to accumulated but unpaid dividends upon liquidation).  The APS are redeemable at the option of the Company, subject to certain limitations.  Additionally, under certain conditions, the Company may be required to either redeem certain of the APS or repay indebtedness, at the Company’s option.  Such conditions would include a failure by the Company to maintain adequate collateral as required by its credit facility agreement or by the Statement of Preferences of the APS, or a failure by the Company to maintain sufficient asset coverage as required by the 1940 Act.  As of March 31, 2010, the Company was in full compliance with such requirements.

2.  Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). Subsequent events have been evaluated through May 27, 2010, the date of issuance of the financial statements. The following is a summary of the significant accounting policies of the Company.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period.  Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility and Statement of Preferences for the APS.  Fair value is generally defined as the amount for which an investment could be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation.  Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by one or more independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors, and are subject to their approval.  Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible.  The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future.  The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Investments of the Company may be categorized based on the types of inputs used in valuing such investments. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period. At March 31, 2010, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$-	$-	$2,214,707
2	Other observable market inputs*	37,143,077	50,744,950	1,447,771
3	Independent third-party pricing sources that employ significant unobservable inputs	74,247,596	15,348,432	134,787,092
3	Internal valuations with significant unobservable inputs	195,729	516,578	3,781,996
Total		$111,586,402	$66,609,960	$142,231,566

* E.g. quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the six months ended March 31, 2010 were as follows:

	Independent Third Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$120,454,760	$18,014,053	$119,406,611
Net realized and unrealized gains (losses)	25,296,593	(3,642,791)	(15,239,503)
Net acquisitions and dispositions	(68,927,128)	977,170	30,619,984
Net transfers into (out of) category	(2,576,629)	-	-
Ending balance	$74,247,596	$15,348,432	$134,787,092

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$4,483,857	$(3,642,791)	$(12,840,864)

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$277,430	$1,816,427	$2,764,371
Net realized and unrealized gains (losses)	(70)	(861,844)	1,015,660
Net acquisitions and dispositions	8,313	(438,005)	1,965
Net transfers into (out of) category	(89,944)	-	-
Ending balance	$195,729	$516,578	$3,781,996

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(70)	$(408,969)	$2,674,451

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction.  Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.  For purposes of reporting cash flows, cash consists of the cash held with brokerage firms and the custodian bank and cash equivalents maturing within 90 days.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times.  If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale.  These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered.  Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult.  Information regarding restricted investments is included at the end of the Statement of Investments.  Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies.  At March 31, 2010, the Company had foreign currency denominated investments with an aggregate market value of approximately 14.6% of the Company’s total investments.  Such positions were converted at the closing rate in effect at March 31, 2010 and reported in U.S. dollars.  Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions.  Realized or unrealized gains or losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government.  These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments.  Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap transactions.  The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities.  The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

for the current period.  Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates and the value of foreign currency relative to the U.S. dollar. Unrealized gains of $536,284 from derivative transactions during the six months ended March 31, 2010 were included in net change in unrealized appreciation/depreciation on investments in the Statement of Operations.

Valuations of open swap transactions at March 31, 2010 were determined as follows:

Level	Basis for Determining Fair Value	Aggregate Value
2	Other observable market inputs	$7,447

Debt Issuance Costs

Costs of $2.4 million were incurred in connection with placing the Company’s Senior Facility.  These costs were deferred and were being amortized on a straight-line basis over eight years, the estimated life of the Senior Facility. The impact of utilizing the straight-line amortization method versus the effective-interest method was not material to the Company’s operations.  On October 1, 2008, in accordance with the Company’s adoption of new accounting guidance that permitted the Company to begin recording its debt at fair value, all remaining debt issuance costs were written off and recorded as a change in accounting principle.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method.  However, GAAP also requires the Company to consider the collectability of interest when making accruals.  Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

2.  Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of March 31, 2010, all tax years beginning October 1, 2006 remain subject to examination by federal and state tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the recognition of interest income, the timing of the recognition of gains and losses on certain investment transactions, the timing of distribution payments and the timing of the deductibility of certain expenses, and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments of the Company at March 31, 2010 were as follows:

Unrealized appreciation	$56,391,315
Unrealized depreciation	(98,688,204)
Net unrealized depreciation	(42,296,889)

Cost of investments	362,732,264

3.  Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees), after cumulative distributions to common shareholders have been made in an amount equal to a 12% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”).  After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees).  Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses.  As of March 31, 2010, the Hurdle exceeded the

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

3.  Distributions and Performance Fees (continued)

cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date.  The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually.  As of March 31, 2010, the Company had declared $138,760,000 in distributions to common shareholders since inception.

The APS dividend rates were determined by auction at periodic intervals until regular auctions ceased in September of 2008.  Following the cessation of regular auctions, rates are determined as specified under such circumstances in the Statement of Preferences for the APS.  APS rates averaged 3.24% for the six months ended March 31, 2010.

The Series Z share dividend rate is fixed at 8% per annum.

4.  Management Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 0.60% of the sum of the total common shareholder commitments and the APS and debt potentially issuable in respect of such common commitments, subject to reduction by the amount of the debt when no facility is outstanding and the amount of the APS when less than $1 million in liquidation value of preferred stock is outstanding.  In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3, above.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments and any other transaction costs associated with the purchase and sale of investments of the Company.

5.  Senior Secured Revolving Credit Facility

The Company has entered into a credit agreement with certain lenders which provides for a senior secured revolving credit facility (“Senior Facility”).  Total available credit under the Senior Facility, subject to certain collateral requirements, was $120 million at

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

5.  Senior Secured Revolving Credit Facility (continued)

March 31, 2010, and will be reduced periodically until the maturity of the Senior Facility on June 5, 2012.  Advances under the Senior Facility bear interest at either LIBOR plus 2.25% per annum or the lenders’ cost of funds plus 2.25% per annum, not to exceed LIBOR plus 2.45% per annum.  The weighted-average interest rate on outstanding borrowings at March 31, 2010 was 2.50%. The Company also incurs commitment fees at a rate of 0.30% per annum on the undrawn portion of the Senior Facility, or $1,325 per day when the outstanding borrowings are less than $90,000,000.

On October 1, 2008, the Company adopted new accounting guidance that permitted the Company to begin recording its Senior Facility at fair value in order to more accurately reflect the impact of the current market environment on the Company’s financial position and results of operations as a whole.  At March 31, 2010, the fair value of outstanding advances under the Senior Facility exceeded the principal amount by approximately $580,000, as reflected in the Company’s statement of assets and liabilities.  The fair value of the Senior Facility was determined by the Investment Manager using observable market inputs including LIBOR yield curves and quoted prices for similar issues, as well as certain unobservable inputs as needed, resulting in a Level 3 classification for the Senior Facility as a whole in the GAAP valuation hierarchy.  In connection with the adoption of this guidance, the Company recognized an unrealized gain of approximately $16.6 million on October 1, 2008, offset by a write-off of the Company’s remaining deferred debt issuance costs of approximately $1.2 million.  This net gain is included in the Statement of Changes in Net Assets as an adjustment to October 1, 2008 opening net assets.

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers, and the Company’s custodian.  These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations.  Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $16 million. These

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

March 31, 2010

6.  Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk (continued)

instruments are reflected at fair value and may be drawn up to the principal amount shown.  In August of 2008, the Company agreed to guaranty certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $1.5 million.  This amount was increased to approximately $3 million in November of 2008.  The guaranty may be terminated by the Company at any time subject to certain conditions.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company expects the risk of loss to be remote.

7.  Preferred Capital

In addition to the APS capital described in Note 1, the Company had one Series S preferred share authorized but unissued and 312 Series Z preferred shares authorized, issued and outstanding as of March 31, 2010.

Series S Preferred Share

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends.  SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates.  In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share.  Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations.  The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z Preferred Shares

The Company issued 312 shares of its Series Z preferred shares, having a liquidation preference of $500 per share plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 8% of liquidation preference.  The Series Z preferred shares rank on par with the APS with respect to the payment of dividends and distribution of amounts on liquidation and vote with the APS as a single class.  The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

8.  Financial Highlights

	Six Months Ended
	March 31, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005

Per Common Share:(1)
Net asset value, end of prior period	$426.24	$425.80	$572.71	$574.80	$550.96	$509.44
Adjustment for change in accounting principle credit facility fair valuation	-	28.14	-	-	-	-
Net asset value, beginning of period, adjusted	426.24	453.94	572.71	574.80	550.96	509.44

Investment operations:
Net investment income	15.37	32.07	81.61	42.84	50.20	8.43
Net realized and unrealized gain (loss)	33.26	(90.82)	(157.02)	50.99	54.11	79.06
Gain on retirement of Series A and B preferred shares	-	53.14	-	-	-	-
Distributions to preferred shareholders from:
Net investment income	(1.54)	(3.37)	(11.56)	(3.26)	(7.23)	(2.92)
Realized gains	-	(0.74)	-	(6.39)	(1.71)	(1.34)
Net change in reserve for distributions to preferred shareholders	0.10	0.31	0.42	(0.52)	(0.56)	(1.16)
Total from investment operations	47.19	(9.41)	(86.55)	83.66	94.81	82.07

Distributions to common shareholders from:
Net investment income	(23.41)	(16.33)	(60.36)	(27.17)	(55.75)	(22.71)
Net realized gains on investments	-	(1.96)	-	(53.26)	(15.22)	(10.41)
Returns of capital	-	-	-	(5.32)	-	-
Total distributions to common shareholders	(23.41)	(18.29)	(60.36)	(85.75)	(70.97)	(33.12)

Decrease in net assets from equity placement and offering costs charged to paid-in-capital	-	-	-	-	-	(7.43)
Net asset value, end of period	$450.02	$426.24	$425.80	$572.71	$574.80	$550.96

Return on invested assets (2), (6)	10.0%	(1.8)%	(7.1)%	16.1%	20.2%	28.3%

Gross return to common shareholders (6)	11.1%	(1.9)%	(16.4)%	19.1%	22.5%	20.2%
Performance fees / fee adjustment (6)	-	-	0.7%	(4.0)%	(4.8)%	(3.8)%
Adjustment for change in accounting principle - credit facility fair valuation	-	6.6%	-	-	-	-
Total return to common shareholders (3), (6)	11.1%	4.7%	(15.7)%	15.1%	17.7%	16.4%

Ratios and Supplemental Data:
Ending net assets applicable to common shareholders	$246,046,281	$233,046,459	$232,808,517	$313,129,203	$314,270,127	$138,820,731
Net investment income / average common equity (4), (7)	6.9%	8.0%	16.4%	7.3%	9.2%	1.4%

Total expenses / average common equity
Operating expenses (4), (7)	2.9%	3.7%	4.3%	4.6%	4.4%	5.8%
Performance fees (6)	-	-	(0.9)%	3.6%	3.9%	3.8%
Total expenses / average common equity	2.9%	3.7%	3.4%	8.2%	8.3%	9.6%

Special Value Expansion Fund, LLC
 (A Delaware Limited Liability Company)

Notes to Financial Statements (Continued)

8.  Financial Highlights (continued)

	Six Months Ended
	March 31, 2010	Year Ended September 30,
	(Unaudited)	2009	2008	2007	2006	2005

Ratios and Supplemental Data (continued):
Portfolio turnover rate (6)	10.5%	19.8%	34.6%	50.3%	27.4%	13.7%
Weighted-average debt outstanding (par)	$51,620,879	$81,078,082	$127,017,760	$141,498,630	$64,024,658	$9,479,452
Weighted-average interest rate	2.7%	3.0%	4.2%	5.9%	5.3%	3.4%
Weighted-average number of shares	546,750	546,750	546,750	546,750	392,502	202,102
Average debt per share	$94.41	$148.29	$232.31	$258.80	$163.12	$46.90

Annualized Inception-to-Date Performance Data as of March 31, 2010:
Return on common equity (3)		8.4%
Return on invested assets (2)		12.9%
Internal rate of return (5)		7.3%

Notes to Financial Highlights:

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)
These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders. The ratio of expenses to average net assets is higher in early periods, and net investment income to average net assets is reduced, due to the Company's relatively smaller capital base while the Company was ramping up.

(5)
Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return  (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The internal rate of return presented assumes liquidation of the fund at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Six Months Ended March 31, 2010

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

EaglePicher Holdings, Inc., Common Stock	$26,828,160	$-	$-	$27,652,229
EaglePicher Corporation, 1st Lien Tranche B Term Loan, LIBOR + 4.5%, due 12/31/12	2,229,721	-	2,334,615	-
EaglePicher Corporation, 2nd Lien Term Loan, LIBOR + 7.5%, due 12/31/13	1,853,858		2,077,151	-
Gores I SF Luxembourg S.àr.1. Company Ordinary Shares	246,398	-	-	13,815,278
Gores I SF Luxembourg S.àr.1. Tracking Preferred Equity Certificates	24,401,854	-	-	15,991,842
Online Resources Corporation, Series A-1 Convertible Preferred Stock	30,992,582	-	-	31,964,534
Online Resources Corporation, Common Stock	3,390,754	-	-	2,214,707
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 5.5%, due 12/14/11	89,944	-	89,944	-
Revere Industries, LLC, 1st Lien Term Loan, LIBOR + 6%, due 6/30/13	-	74,762	-	93,270
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2%, due 6/30/13	-	197,047	-	372,033
Revere Holdings Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	4,769,024	606,561	-	5,379,369
Revere Holdings Inc., Class A Common Stock	-	-		-
Revere Holdings Inc., Class B Common Stock	-	-		-
Revere Leasing LLC, Class A Units	272,793	601	-	273,394
Revere Leasing LLC, Class B Units	618,068	1,363	-	619,431
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10.0% PIK, due 5/31/10	7,856,597	432,570	-	8,791,170
WinCup, Inc., Common Stock	28,065,815	-	-	15,437,363
WinCup, Inc., Term Loan C-2, LIBOR + 14.5% PIK, due 5/29/10	3,613,193	174,907	355,095	3,343,446

Note to Schedule of Changes in Investments in Affiliates:

(1)
The issuers of the investments listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

Special Value Expansion Fund, LLC
(A Delaware Limited Liability Company)

Restricted Securities of Unaffiliated Issuers (Unaudited)

March 31, 2010

Investment	Acquisition Date	Cost

Bally Total Fitness Holdings, Inc., Senior Subordinated Notes, 14% Cash or 15.625% PIK, due 10/1/13	10/1/07	$13,264,682
Broadcast Facilities, Inc., Common Stock	1/15/10	-
Clearwire Communications LLC, Senior Secured Notes, 12%, due 12/1/15	11/18/09, 2/8/10 & 2/11/10	3,770,721
Dialogic Corporation, Class A Convertible Preferred Stock	9/28/06	2,967,357
Doral Holdings, LP Interest	7/12/07	4,151,971
GSI Group, Inc., Common Stock	8/20/08	822,739
GSI Group Corporation, Senior Notes, 11%, due 8/20/13	8/20/08	5,010,775
GXS Holdings, Inc., Common Stock	3/28/08	681,620
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	27,265
GXS Worldwide, Inc., Fixed Notes, 9.75%, due 6/15/15	12/17/09	12,675,473
Integra Telecom, Inc., Common Stock	11/19/09	31,056,377
Integra Telecom, Inc., Warrants	11/19/09	72,344
Landry's Restaurants, Inc., Senior Secured Notes, 11.625%, due 12/1/15	11/17/09	2,695,916
Mach Gen, LLC, Common Units	Var. 2005 & 2008	4,628,644
MSX International, Inc., Senior Secured 2nd Lien Notes, 12.5%, due 4/1/12	2/24/10	1,914,790
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	2,439,543
NEF Telecom Company BV, Mezzanine Term Loan, EURIBOR + 10% PIK, due 8/16/17	8/29/07	17,044,718
Radnor Holdings, Senior Secured Tranche C Notes, LIBOR + 7.25%, due 9/15/09	4/4/06	6,811,237
Terremark Worldwide, Inc., Senior Secured Notes, 12%, due 6/15/17	6/17/09	9,023,460
TPG Hattrick Holdco, LLC, Common Units	4/21/06	1,630,062

ITEM 2.	CODE OF ETHICS.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS

Included in Semiannual Shareholder Report in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable for filing of Semiannual Reports to Shareholders.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)       The Registrant's Chief Executive Officer and Chief Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely manner.

(b)      None.

ITEM 12.	EXHIBITS.

(a)       (1)           Not applicable for filing of Semiannual Reports to Shareholders.

(a)       (2)           Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)       (3)           Not applicable.

(b)       Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Special Value Expansion Fund, LLC

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: June 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh Steven Wilson
Name: Hugh Steven Wilson
Title: Chief Executive Officer
Date: June 7, 2010

By:	/s/ Paul L. Davis
Name: Paul L. Davis
Title: Chief Financial Officer
Date: June 7, 2010